                                                                   EXHIBIT 10.20

                          Butler Capital Corporation
                          767 Fifth Avenue, 6th Floor
                           New York, New York 10153


                                                  February 26, 1997



IAH Acquisition Corp.
c/o Fenway Partners, Inc.
152 West 57th Street, 59th floor
New York, New York 10019

     Re:  Amendment No. 1 to Stock Purchase Agreement (the "Amendment")
          -------------------------------------------------------------

Ladies and Gentlemen:

     Butler Capital Corporation, in its capacity as Sellers' representative (the "Sellers' Representative"), IAH Acquisition Corp. ("Buyer") and each of John C. Engel, Keith A. McDonough, William J. Mills, Joseph J. Sebes, Willie J. Taaffe, and Mezzanine Lending Associates I, L.P., Mezzanine Lending Associates II, L.P., Mezzanine Lending Associates III, L.P., Senior Lending Associates I, L.P., Senior Lending Associates II, L.P. and BCC Industrial Services, Inc. individually, and Donald R. Jensen, individually and as the consenting party on behalf of the Selling Parties pursuant to the provisions of Section 14.6 of the Purchase Agreement (as defined below) hereby agree as follows:

1.   REFERENCE TO PURCHASE AGREEMENT.

     Reference is hereby made to the Stock Purchase Agreement among Iron Age Holdings Corporation, the Selling Parties of Iron Age Holdings Corporation and Buyer (the "Purchase Agreement") dated as of December 26, 1996. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the meanings so defined.

2.   AMENDMENTS TO PURCHASE AGREEMENT.

     In accordance with Section 14.2 of the Purchase Agreement, Buyer and Sellers' Representative, and each of the Sellers hereby agree that, effective as of the date hereof, the Purchase Agreement is hereby amended as follows:

     2.1. Amendment to Section 3.1.  Section 3.1 of the Purchase Agreement is
          ------------------------
hereby amended and restated to read in its entirety as follows:

          "3.1.  Purchase Price.  At the Closing, the Buyer will pay by wire
                 --------------
     transfer of immediately available funds and the issuance of the Rollover Options (as defined below) an aggregate amount equal to $138,000,000 (the "Purchase Price"). The Purchase Price shall be payable at the Closing (i)
      --------------
     by wire transfer of immediately available funds, to such accounts as the holders of the BCC Debt and the PNC Debt may specify, of payment in full of the outstanding BCC Debt and PNC Debt, respectively (the "Debt Payment"),
                                                               ------------
     (ii) cancellation of Options to purchase an aggregate of 6,146.82 shares of Class A Common Stock held by certain specified members of the Company's management as set forth on Schedule 1 hereto and the issuance promptly following the Closing of options to purchase, for an exercise price of $36.36 per share, an aggregate of 11,387.52 shares of common stock in the parent corporation of Buyer (the "Rollover Options"), valued for purposes
                                       ----------------
     of this Agreement at $3,726,821.33 (the "Option Value"), to such members of
                                              ------------
     management (the "Rollover Managers") in the amounts set forth opposite
                      -----------------
     their names under column 7 on Schedule 1 hereto and (iii) by wire transfer of immediately available funds, to such account or accounts as the Sellers may specify, of the balance of the Purchase Price, after deducting the Debt Payment and the Option Value (the "Cash Consideration"). The Cash
                                        ------------------
     Consideration shall be allocated among each of the Sellers in the respective percentages (each a "Closing Payment Percentage") set forth
                                     --------------------------
     under column 8 on Schedule 1."
                       ----------

     2.2. Amendment to Section 3.3.  Section 3.3 of the Purchase Agreement is
          ------------------------
hereby amended and restated to read in its entirety as follows:

          "3.3.  Delivery.  On the Closing Date, each of the Sellers shall
                 --------
     deliver to the Buyer the certificate or certificates evidencing all of the Shares, Options and Warrants held by such Seller against delivery by the Buyer to (a) the holders of the BCC Debt and PNC Debt, their respective portions of the Debt Payment, (b) the Rollover Managers, the Rollover Options, and (c) the Sellers, the Cash Consideration."

     2.3  Amendment to Article 9.  A new Section 9.6 shall be inserted
          ----------------------
immediately following Section 9.5, which Section 9.6 shall read in its entirety as follows:

          "9.6.  Management Participation.
                 ------------------------

                 9.6.1. Options to purchase an aggregate of 6,146.82 shares of Class A Common Stock of the Company held by the Rollover Managers shall be cancelled;

                 9.6.2. Rollover Options to purchase, for an exercise price of $36.36 per share, an aggregate of 11,387.52 shares of the common stock of the parent corporation of Buyer ("Parent Stock"), all as set forth
                                               ------------
          on Schedule 1 hereto, shall be issued to the Rollover Managers in
             ----------
          consideration of their performance of future services to Buyer and its Affiliates; and

                 9.6.3. Certain of the Rollover Managers shall purchase in exchange for a cash payment of $45,905.67 Rollover Options to purchase, for an exercise price of $36.36 per share, an aggregate of
          140.26 shares of Parent Stock all as set forth on Schedule 1 hereto."
                                                            ----------

     2.4. Amendment to Section 11.3.  Section 11.3 is hereby amended by
          -------------------------
inserting the following sentence at the end thereof:

     "For purposes of determining any Seller's Percentage of the Cash Consideration under clause (b) of this Section 11.3, such amount shall be calculated in accordance with column 6 of Schedule 1 as
                                                        ----------
     if Buyer had purchased in cash, for an amount equal to the Purchase Price minus the Debt Payment, all of the Shares, Options and Warrants at the Closing and no Rollover Options were issued."

     2.5. Amendments to Section 14.6.
          --------------------------

          2.5.1. Section 14.6(a) is hereby and restated to read in its entirety as follows:

                 "14.6.  Sellers' Representative. (a) Each of the Sellers hereby
                         -----------------------
          appoints Butler Capital Corporation ("Sellers' Representative") or its
                                                -----------------------
          designee (as appointed in writing), as the agent, proxy, and attorney-in-fact for the Sellers for all purposes under this Agreement (including without limitation full power and authority to act on the Sellers' behalf) to take any action, should it elect to do so in its sole discretion, (i) to consummate the transactions contemplated under this Agreement, (ii) in the event of such consummation, to receive on behalf of the Sellers the Cash Consideration, provided, that,
                                                        --------  ----
          Kirkpatrick & Lockhart LLP may, pursuant to this Section 14.6, receive on behalf of the Individual Sellers each of such Individual Seller's Closing Payment Percentage, net of the attributable Seller's Percentage of expenses, relating to the Shares to be sold by such Individual Sellers hereunder and the Company may, pursuant to this
          Section 14.6, receive on behalf of the Individual Sellers each of such Seller's Closing Payment Percentage, net of the attributable Seller's Percentage of expenses, relating to the Options to be sold by such Individual Seller hereunder, (iii) to receive and pay out of the Cash Consideration the Seller's Percentage attributable to each Seller of all expenses incurred by or on behalf of the Sellers in connection with the transactions contemplated by this Agreement and to pay to each of the Sellers his or its Closing Payment Percentage, net of the attributable Seller's Percentage of expenses, provided, that, each of Kirkpatrick & Lockhart LLP. and the Company
          --------  ----
          may, pursuant to this Section 14.6, pay to the Individual Sellers on whose behalf they receive Cash Consideration under clause (ii) hereof such Individual Sellers' Closing Payment Percentage, net of the attributable Seller's Percentage of expenses, subject to any withholding requirements under applicable law, (iv) to conduct or cease to conduct, should it elect to do so in its sole discretion, the defense of any or all claims against any of the Sellers in connection with this Agreement other than claims under 11.1.1(i) or 11.1.1(iii) of this Agreement, and settle any or all such claims in its sole discretion on behalf of any or all the Sellers and exercise any or all rights which any or all of the Sellers are permitted or required to exercise under this Agreement, and (v) to execute and deliver, should it elect to do so in its sole discretion, on behalf of any or all of the Sellers any or all amendments to this Agreement and to take any or all other actions to be taken by or on behalf of any or all of the Sellers and exercise any or all rights which any or all of the Sellers are permitted or required to exercise under this Agreement; provided,
                                                                      --------
          however, that (a) the Sellers' Representative shall have no authority
          -------
          to enter into any settlement of any claim under clause (iv) above or to execute and deliver any amendment to this Agreement under clause
          (v) above on behalf of Sellers (the "Individual Sellers") other than
                                               ------------------
          MLA I, MLA II, MLA III, SLA I, SLA II and BCC ISI (collectively, the "BCC Sellers"), without the consent of Donald R. Jensen, (b) the
           -----------
          Sellers' Representative shall have no obligation to conduct any defense or settle any claim or enter into any amendment or take any action whatsoever on behalf of any Seller under this Section 14.6 or otherwise in its capacity as Sellers' Representative and (c) any settlement entered into or other action taken by any Individual Seller shall be valid only to the extent expressly permitted by this Section 14.6, and no such settlement or action (whether permitted or not by this Section 14.6) shall bind or otherwise affect the rights or obligations of the Sellers' Representative or any BCC Seller. Each of the Sellers hereby agrees not to assert any claim against, and to indemnify and hold harmless the Sellers' Representative from and against any and all Losses incurred by, the Sellers' Representative or any of its partners, directors, officers, employees, agents, stockholders, consultants, investment bankers, representatives or controlling persons, or any Affiliate of any of the foregoing, relating to Sellers' Representative's capacity as Sellers' Representative other than such claims or Losses resulting from the Sellers' Representative's gross negligence or wilful misconduct."

          2.5.2. Section 14.6 is hereby further amended by inserting the following immediately after paragraph (b) thereof:

          "(c) For purposes of determining any Seller's Percentage under this Section 14.6, such amount shall be calculated in accordance with column 6 of Schedule 1 as if Buyer had purchased
                                 ----------
     in cash, for an amount equal to the Purchase Price minus the Debt Payment, all of the Shares, Options and Warrants at the Closing and no Rollover Options were issued."

3.   SCHEDULES.

     Attached to this Amendment as Exhibit A is the amended and restated
Schedule 1 to the Purchase Agreement, and such Schedule is hereby amended and restated so as to read in its entirety as set forth on Exhibit A hereto.

4.   REPRESENTATIONS AND WARRANTIES.

     Each of the parties hereto represents and warrants to each other party that this Amendment has been duly authorized, executed and delivered by, and is Enforceable against each such party.

5.   MISCELLANEOUS.

     Except to the extent specifically amended hereby the provisions of the Purchase Agreement shall remain unmodified and the Purchase Agreement as amended hereby is hereby confirmed, as being in full force and effect. This Amendment, which shall apply to all parties to the Purchase Agreement, may be executed in counterparts which together shall constitute one instrument and shall be deemed by a contract made under the laws of the State of Delaware and shall be construed under and governed by the laws of such State and, shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

             [The rest of this page is intentionally left blank.]

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date first above written.


                                   BUTLER CAPITAL CORPORATION,
                                   in its capacity as Sellers'
                                   Representative under the Purchase
                                   Agreement


                                   By: /s/ Costa Littas
                                      _____________________________________
                                       Title: Managing Director


                                   IAH ACQUISITION CORP.


                                   By: /s/ Andrea Geisser
                                      _____________________________________
                                       Title: Vice President

                                    /s/ John C. Engel
                                   ________________________________________
                                   John C. Engel, individually

                                    /s/ Keith A. McDonough
                                   ________________________________________
                                   Keith A. McDonough, individually

                                    /s/ William J. Mills
                                   ________________________________________
                                   William J. Mills, individually

                                    /s/ Joseph J. Sebes
                                   ________________________________________
                                   Joseph J. Sebes, individually

                                    /s/ Willie J. Taaffe
                                   ________________________________________
                                   Willie J. Taaffe, individually

                                    /s/ Donald R. Jensen
                                   ________________________________________
                                   Donald R. Jensen, individually and
                                    as the consenting party on behalf of
                                    the Selling Parties other than the BCC
                                    Sellers pursuant to Section 14.6 of the
                                    Purchase Agreement

                              Mezzanine Lending Associates I, L.P.
                              By:  Mezzanine Lending Management I, L.P.,
                                   its general partner

                                By: /s/ Costa Littas
                                   __________________________________________,
                                   its authorized signatory

                              Mezzanine Lending Associates II, L.P.
                              By:  Mezzanine Lending Management II, L.P.,
                                   its general partner

                                By: /s/ Costa Littas
                                   __________________________________________,
                                   its authorized signatory

                              Mezzanine Lending Associates III, L.P.
                              By:  Mezzanine Lending Management III, L.P.,
                                   its general partner

                                By: /s/ Costa Littas
                                   __________________________________________,
                                   its authorized signatory

                              Senior Lending Associates I, L.P.
                              By:  Senior Lending Management I, L.P.,
                                   its general partner


                                By: /s/ Costa Littas
                                   __________________________________________,
                                   its authorized signatory

                              Senior Lending Associates II, L.P.
                              By:  Senior Lending Management II, L.P.
                                   its general partner


                                By: /s/ Costa Littas
                                   __________________________________________,
                                   its authorized signatory

                              BCC Industrial Services, Inc.

                                By: /s/ Donald E. Cihak
                                   __________________________________________,
                                   a duly authorized officer

                                                                       Exhibit A

                        AMENDED AND RESTATED SCHEDULE 1

                                                                      SCHEDULE 1

              Selling Shareholders, Shares, Options and Warrants

                                            (1)          (2)           (3)          (4)          (5)                  (6)
                                                                                                              Seller's Percentage
                                                                                                            ("Seller's Percentage")
                                                         Total       Options      Options                       of Fully Diluted
Selling Shareholder                        Shares     Options/1/   Being Sold   Rolling Over  Warrants/1/       Common Shares/2/
-------------------                        ------     ----------   ----------   ------------  -----------       ----------------
Senior Lending Associates I, L.P.         10,352/3/                                                                   8.87
Senior Lending Associates II, L.P.         5,481/3/                                                                   4.69
Mezzanine Lending Associates I, L.P.       9,652/5/                                                                   8.27
Mezzanine Lending Associates II, L.P.     43,447/4/                                                                  37.22
Mezzanine Lending Associates III, L.P.    26,068/5/                                                                  22.33
BCC Industrial Services, Inc.                                                                   3,502.00              3.00
Theodore C. Johanson                         850/1/                                                                   .073
Donald R. Jensen                           2,760/1/       6,700     3,249.15      3,450.85                            8.10
William J. Mills                             560/1/       1,097        52.89      1,044.11                            1.42
Keith A. McDonough                           560/1/       1,097        52.89      1,044.11                            1.42
Willie J. Taaffe                                            259            0        259.00                            0.22
Kenneth R. Herbaugh                                         124          124          --                              0.11
Gary Tousignant                                             311          311          --                              0.27
Richard J. Jones                                            281          281          --                              0.24
Joseph J. Sebes                                             390          390        174.22                            0.33
John C. Engel                                               323       148.47        174.53                            0.28
John F. Mason                                               124          124          --                              0.11
Max W. Rush                                  730/1/         305          305          --                              0.89
Don H. Stella                                560/1/         625          625          --                              1.01
James M. Randesi                                            207          207          --                              0.18
Raymond M. Lickert                                          207          207          --                              0.18
Frank J. Jindra                                             162          162          --                              0.14

                                                   (7)             (8)
                                                             Seller's Portion
                                                            of Cash at Closing
                                                                ("Closing
                                                 Rollover        Payment
Selling Shareholder                              Options      Percentage")/7/
-------------------                              -------      ---------------
Senior Lending Associates I, L.P.                   --         6,867,206.24/8/
Senior Lending Associates II, L.P.                  --         3,635,930.97/8/
Mezzanine Lending Associates I, L.P.                --         6,402,847.24/8/
Mezzanine Lending Associates II, L.P.               --        28,821,436.39/8/
Mezzanine Lending Associates III, L.P.              --        17,292,729.16/8/
BCC Industrial Services, Inc.                       --         2,131,352.22/8/
Theodore C. Johanson                                --           563,863.69
Donald R. Jensen                                 6,404.83      2,784,834.71
William J. Mills                                 1,929.75        138,291.42
Keith A. McDonough                               1,929.75        138,291.42
Willie J. Taaffe                                   617.89/6/           0.00
Kenneth R. Herbaugh                                 --             7,440.04
Gary Tousignant                                     --            18,600.11
Richard J. Jones                                    --            16,802.10
Joseph J. Sebes                                    322.78         13,378.57
John C. Engel                                      322.78          9,205.40
John F. Mason                                       --             7,440.04
Max W. Rush                                         --           281,616.37
Don H. Stella                                       --           301,146.42
James M. Randesi                                    --            12,400.07
Raymond M. Lickert                                  --            12,400.07
Frank J. Jindra                                     --             9,672.06

_______________________

     /1/  Shares of Class A Common Stock.
     /2/ Assumes the issuance of all Shares and Options and BCC ISI Warrants to purchase 3,502 shares of Class A Common Stock.
     /3/  Shares of Class B-2 Common Stock.
     /4/  Shares of Class B-2 Common Stock.
     /5/  Shares of Class B-3 Common Stock.
     /6/ Includes purchase by Mr. Taaffe of options to purchase 140.26 shares in Buyer's parent for a purchase price of $33.36 per option.
     /7/ Calculated in accordance with the following formula: Seller's Percentage (Equity Proceeds + Aggregate Exercise Price + Aggregate Note Proceeds) -Individual Exercise Price - Individual Note Proceeds. Individual Exercise Price means, as to Sellers who are holders of Options or Warrants, the applicable Exercise Price of Options or Warrants held by such Sellers. The subtraction of the Exercise Price applies only to Sellers who are selling Options or Warrants. The subtraction of Individual Note Proceeds applies only to Sellers who have borrowed money from Iron Age companies.
     /8/  Excludes deduction of pro rata portion of $21,095 in expenses.